SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 12 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                     September 28, 2000 (September 25, 2000)


                                 TELESCAN, INC.
                 ----------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

       DELAWARE                    000-17508                  72-1121748
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    (State or Other Juris-     (Commission File             (IRS Employer
  diction of Incorporation)         Number)               Identification No.)


  5959 CORPORATE DRIVE, SUITE 2000, HOUSTON, TEXAS            77036
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  (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (281) 588-9700

                                       N/A
                          -----------------------------
          (Former Name or Former Address, if Changed Since Last Report)


                                Page 1 of 4 Pages
                        (Exhibit Index appears on page 4)

Item 5.  Other Events

On September 25, 2000 Telescan, Inc. and GlobalNet Financial.com, Inc. executed a Termination Agreement to terminate their previously announced Merger Agreement. Additional information with respect to the transaction described herein is included in the press release issued by the Company on September 26, 2000 attached hereto as Exhibit 99.1. A copy of the termination agreement is attached hereto as Exhibit 99.2.

Item 7.  Financial Statements and Exhibits.


(c)  EXHIBIT NO.        DESCRIPTION

      99.1              Press Release dated September 26, 2000.
      99.2              Termination Agreement dated September 25, 2000.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TELESCAN, INC.



Date:  September 28, 2000                 By:/s/  ROGER C. WADSWORTH
                                                Name:  Roger C. Wadsworth
                                                Title: Senior Vice President

                   EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

                                     EXHIBIT

      99.1              Press Release dated September 26, 2000.
      99.2              Termination Agreement dated September 25, 2000.

                                      -4-